                                                                   EXHIBIT 10.73


                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "AGREEMENT") is entered into as of September __, 1999, by and among Jamie Kellner, Doug Gealy, Thomas Allen, (collectively, Jamie Kellner, Doug Gealy and Thomas Allen, the "MANAGEMENT DIRECTORS" and each a "MANAGEMENT DIRECTOR"), Michael Roberts, Thomas Embrescia, (collectively Michael Roberts and Thomas Embrescia, , the "SELLER DIRECTORS" and each a "SELLER DIRECTOR"), BancBoston Ventures, Inc., a Massachusetts corporation ("BANCBOSTON"), CEA Capital Partners USA, L.P., a Delaware limited partnership ("CEA CAPITAL"), CEA Capital Partners USA CI L.P., a Cayman Island limited partnership ("CEA CAPITAL CI"), Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership ("ALTA SDP"), Alta Comm S by S, LLC, a Delaware limited liability company ("ALTA SS"), Alta Communications VI, L.P. a Delaware limited partnership ("ALTA VI"), and TCW Shared Opportunity Fund II, L.P., a Delaware limited partnership ("TCW SHOPII"), TCW Leveraged Income Trust, L.P., a Delaware limited partnership ("TCW-LINC") (collectively, BancBoston, CEA Capital, CEA Capital CI, Alta SDP, Alta SS, Alta VI, TCW SHOPII and TCW-LINC, the "INVESTOR STOCKHOLDERS" and each an "INVESTOR STOCKHOLDER") and ACME Communications, Inc. (the "COMPANY").

                                    RECITALS

         A. ACME Communications, Inc., a Delaware corporation (the "COMPANY") expects to commence the initial public offering of approximately 5,000,000 of its shares of common stock to the public (the "IPO").

         B. In connection with the IPO and the corporate reorganization before the IPO, the Company has filed both a Form 316 "short-form" application and a Form 315 "long-form" application (the "Long-Form Application") with the Federal Communications Commission (the "FCC").

         C. In connection with the IPO and expiration of the Form 315 application, the parties have agreed to enter into this Agreement upon the terms and conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises made in this Agreement, the parties hereby agree as follows:


                            1. ELECTION OF DIRECTORS

1.1      ELECTION OF MANAGEMENT DIRECTOR DESIGNEES.  During the Term:

         1.1.1 Each Investor Stockholder, each Investor Stockholder Designee (as defined below) and each Seller Director agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the board of directors of each of three individuals designated by the Management Directors (the "MANAGEMENT DIRECTOR DESIGNEES"). The initial Management Director Designees are Jamie Kellner, Doug Gealy and Thomas Allen.

         1.1.2 Upon a vacancy in the directorship by any Management Director Designee during the term of this Agreement, a majority of the Management Directors Designees may select a designee to fill such vacancy. The Management Directors must then notify each of the Investor Stockholders and Investor Stockholder Designees (only if such Investor Stockholder Designee owns or controls the vote of any class of the Company's common stock) and each Seller Director in writing of the identity of the individual designated to fill such vacancy (a "MANAGEMENT DESIGNATION NOTICE") and the Investor Stockholders and, if applicable, the Investor Stockholder Designees in their respective capacities as stockholders of the Company, and the Seller Directors will take any action necessary to cause such designee to be elected as a director to fill such vacancy within 30 days after receipt of a Management Designation Notice.

         1.1.3 Each Investor Stockholder and each Seller Director hereby approves Jamie Kellner, Doug Gealy and Thomas Allen as the initial Management Director Designees.

1.2      ELECTION OF INVESTOR STOCKHOLDER DESIGNEES.  During the Term:

         1.2.1 If the aggregate amount of common stock that is owned or for which the vote is controlled by the Investor Stockholders is greater than 20% of the outstanding capital stock of the Company, each Management Director Designee and Seller Director agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the board of directors of each of three individuals designated by a majority in interest of the Investor Stockholders (the "INVESTOR STOCKHOLDER DESIGNEES").

         If the aggregate amount of common stock that is owned or for which the vote is controlled by the Investor Stockholders equals 20% or less of the outstanding capital stock of the Company, each Management Director Designee and Seller Director agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the board of directors of each of two Investor Stockholder Designees.

         If the aggregate amount of common stock that is owned or for which the vote is controlled by the Investor Stockholders equals 10% or less of the outstanding capital stock of the Company, each Management Director Designee and Seller Director agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the board of directors of one Investor Stockholder Designee.

         The initial Investor Stockholder Designees are Darryl Schall, Jim Collis and Brian McNeill.

         1.2.2 Upon a vacancy in the directorship by any Investor Stockholder Designee during the term of this Agreement, a majority in interest of the Investor Stockholders may select a designee to fill such vacancy. The Investor Stockholders must then notify each Management Director and each of the Management Director Designees (only if such Management Director Designee owns or controls the vote of any class of the Company's common stock) and each Seller Director in writing of the identity of the individual designated to fill such vacancy (an "INVESTOR DESIGNATION NOTICE") and the Management Directors and, if applicable, the Management Director Designees in their respective capacities as stockholders of the Company, and the Seller Directors will take any action necessary to cause such designee to be elected as a director to fill such vacancy within 30 days after receipt of an Investor Designation Notice.

         1.2.3 Each Management Director and Seller Director hereby approves Darryl Schall, Jim Collis and Brian McNeill as the initial Investor Stockholder Designees.

1.3      ELECTION OF SELLER DIRECTORS. During the Term:

         1.3.1 Each Investor Stockholder, Investor Stockholder Designee, Management Director and Management Director Designee agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the board of directors of each of Thomas Embresica and Michael Roberts.

         1.3.2 Each Investor Stockholder and each Management Director hereby approves Thomas Embresica and Michael Roberts as the Seller Directors.

         1.3.3 If the amount of common stock that is owned or for which the vote is controlled by either Seller Director equals 75% or less of the capital stock of the Company that such Seller Director owned or for which such Seller Director controlled the vote on the closing date of the IPO, no Management Director, Management Director Designee, Investor Stockholder or Investor Stockholder Designee will be required to vote in favor of the election to the board of directors of such Seller Director; provided, however, that nothing contained herein releases such Seller Director from his voting obligations under this Agreement so long as such Seller Director remains on the board of directors.

1.4 REMOVAL. Each Management Director, Management Director Designee, Investor Stockholder, Investor Stockholder Designee and Seller Director agrees during the Term not to vote for the removal as a Company director of any other person who is or becomes a party to this Agreement.

1.5 VACANCIES. The Company agrees during the Term to use it best efforts to ensure that there are enough vacancies on the Company's board of directors for the persons voted in favor of election pursuant to this Agreement.


                                    2. TERM

2.1 The "Term" of this Agreement will commence on the date that the FCC's final approval of the Long-Form Application is no longer subject to appeal or reconsideration, and this Agreement and the obligations of the parties hereunder will terminate on the second anniversary of the closing date of the IPO, unless sooner terminated pursuant to the provisions hereof.

                                3. MISCELLANEOUS

3.1 VISITATION RIGHTS. During the term of this Agreement, the Company will invite and permit a representative of BancBoston to attend, but not vote at, board and significant (including, without limitation, compensation and audit) committee meetings as long as BancBoston owns capital stock of the Company.

3.2 NOTICES. All notices, demands and requests required by this Agreement will be in writing and will be deemed to have been given for all purposes: (a) upon personal delivery; (b) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States; (c) five days after posting when sent by registered or certified mail; or (d) on the date of transmission when sent by facsimile with confirmation of receipt, addressed to:

                         If to the Company:

                         Tom Allen
                         2101 E. Fourth Street, Suite 202
                         Santa Ana, California 92705
                         fax (714) 245-9494

                         If to any other party, to the respective address listed on the signature pages hereto;

or to such other address or to such other person as any party will have last designated by such notice to the other parties.

3.3 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity or enforceability of any other of its provisions. If one or more provisions are declared invalid or unenforceable, the remaining provisions will remain in full force and effect and will be construed in the broadest possible manner to effectuate the purposes hereof, unless such change would adversely affect one Group (defined below) vis-a-vis another Group, in which case this Agreement will not be deemed severable. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

3.4 AMENDMENT. The provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties.

3.5 INJUNCTIVE RELIEF. Without intending to limit the remedies available to the parties, the parties acknowledge that a breach of any of the covenants contained in this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the other parties will be entitled to obtain a temporary restraining order and a preliminary or permanent injunction restraining or requiring actions prohibited or required by this Agreement or such other relief as may be required to enforce specifically any of the covenants of this Agreement.

3.6 GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

3.7 ASSIGNMENT; SUCCESSORS. This Agreement may not be assigned by any party within a Group (as defined below) without prior written consent of a majority of the parties within each other Group, which consent must not be unreasonably withheld. This Agreement will be binding upon and will inure to the benefit of the parties hereto and will be binding upon and will inure to the benefit of their respective successors and assigns. "GROUP" means any of the (i) Management Directors plus Management Director Designees, as a group, (ii) Investor Stockholders plus Investor Stockholder Designees, as a group, and (iii) Seller Directors, as a group.


                     [Rest of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                            JAMIE KELLNER

                                            ---------------------------------


                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            DOUG GEALY

                                            ---------------------------------


                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            THOMAS ALLEN

                                            --------------------------------

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            Michael Roberts

                                            --------------------------------

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            THOMAS EMBRESCIA


                                            --------------------------------

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                            DARRYL SCHALL


                                            --------------------------------


                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------



                                            BANCBOSTON VENTURES, INC

                                            By:
                                                 ----------------------------
                                            Name:
                                            Title:

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            ACME COMMUNICATIONS, INC.


                                            By:
                                                -----------------------------
                                                Name: Thomas D. Allen
                                                Title: Chief Financial Officer

                                            JIM COLLIS

                                            --------------------------------


                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                            BRIAN MCNEILL

                                            --------------------------------

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                            c/o Alta Communications
                                            One Post Office Square
                                            Suite 3800
                                            Boston, MA  02109
                                            Attn: Brian W. McNeill
                                            Tel: (617) 482-8020
                                            Fax: (617) 482-1944


                                            ALTA COMMUNICATIONS VI, L.P.

                                            By: Alta Communications VI
                                                Management Partners, L.P.,
                                                its general partner


                                            By:
                                                -----------------------------
                                                Name: Brian McNeill
                                                Title: G.P.

                                            c/o Alta Communications
                                            One Post Office Square
                                            Suite 3800
                                            Boston, MA  02109
                                            Attn: Brian W. McNeill
                                            Tel: (617) 482-8020
                                            Fax: (617) 482-1944


                                            ALTA-COMM S BY S, LLC


                                            By:
                                                -----------------------------
                                            Name:  Brian McNeill, a member

                                            c/o Alta Communications
                                            One Post Office Square
                                            Suite 3800
                                            Boston, MA  02109
                                            Attn: Brian W. McNeill
                                            Tel: (617) 482-8020
                                            Fax: (617) 482-1944

                                            ALTA SUBORDINATED DEBT
                                              PARTNERS III, L.P.

                                            By: Alta Subordinated Debt
                                                Management III, L.P.,
                                                its general partner


                                            By:
                                                ------------------------------
                                                Name: Brian McNeill
                                                Title: G.P.


                                            CEA CAPITAL PARTNERS USA, L.P.

                                            By: CEA Management Corp.,
                                                its authorized representative


                                            By:
                                                -----------------------------
                                                Name: James J. Collis
                                                Title: Executive Vice President

                                            c/o CEA Capital Partners
                                            17 State Street, 35th Floor
                                            New York, NY 10004
                                            Tel: (212) 425-1400
                                            Fax: (212) 425-1420


                                            CEA CAPITAL PARTNERS USA CI L.P.

                                            By: CEA Management Corp.,
                                                its authorized representative


                                            By:
                                                ------------------------------
                                                Name: James J. Collis
                                                Title: Executive Vice President

                                            c/o CEA Capital Partners
                                            17 State Street, 35th Floor
                                            New York, NY 10004
                                            Tel: (212) 425-1400
                                            Fax: (212) 425-1420

                                            TCW SHARED OPPORTUNITY FUND II, L.P.

                                            By: TCW Investment Management
                                                Company, its Investment Manager

                                            By:
                                                ------------------------------
                                            Name:
                                            Title:


                                            By:
                                                ------------------------------
                                            Name:
                                            Title:

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                            TCW LEVERAGED INCOME TRUST, L.P.

                                            By: TCW Investment Management
                                                Company, its Investment Manager

                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            TCW Advisers (Bermuda), Ltd.,
                                            as General Partner

                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                            Address:

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------